UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 23, 2015

CELLDEX THERAPEUTICS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-15006	13-3191702
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

Perryville III Building, 53 Frontage Road, Suite 220

Hampton, New Jersey 08827

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(908) 200-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2015, Celldex Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2014 and year ended December 31, 2014 and posted a slide presentation to its website, which it may refer to during its conference call to discuss the results. Copies of the press release and the slide presentation are furnished as Exhibit 99.1 and Exhibit 99.3, respectively, hereto and are incorporated by reference herein.

Item 7.01      Regulation FD.

The slide presentation referred to in Item 2.02 above is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.3) attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On February 23, 2015, the Company issued a press release announcing that the U.S. Food and Drug Administration granted rindopepimut (Rintega®) Breakthrough Therapy Designation for the treatment of adult patients with EGFRvIII-positive glioblastoma. A copy of the Company’s press release is being filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1   Press Release of Celldex Therapeutics, Inc., dated February 24, 2015.

99.2   Press Release of Celldex Therapeutics, Inc., dated February 23, 2015.

99.3   Corporate Presentation, dated February 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

Dated: February 24, 2015	By:	/s/ Avery W. Catlin
Avery W. Catlin
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following designated exhibit is filed herewith:

Exhibit Number	Description of Exhibit
99.1	Press Release of Celldex Therapeutics, Inc., dated February 24, 2015.
99.2	Press Release of Celldex Therapeutics, Inc., dated February 23, 2015.
99.3	Corporate Presentation, dated February 24, 2015.